UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 2, 2009

CHINA XD PLASTICS COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-134073	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 Qinling Road, Yingbin Road Centralized Industrial Park Harbin Development Zone, Heilongjiang, China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

150078
(Zip Code)

86-451-84346600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes In Registrant's Certifying Accountant

Effective as of November 2, 2009, the Company dismissed Bagell Josephs Levine & Company, LLC (“BJL”), the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company's Board of Directors.

BJL reported on the Company’s consolidated financial statements for the year ended December 31, 2008.  For such period and up to November 2, 2009, there were no disagreements with BJL on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BJL, would have caused it to make reference thereto in its report on the financial statements for such period.  During such period, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The report of BJL on the financial statements of the Company for the fiscal year ended 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided BJL with a copy of the foregoing disclosure and requested that BJL provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item, and if not, to state the respects in which it does not agree. A copy of such letter, dated November 4, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On November 2, 2009, the Company engaged Moore Stephens Hong Kong, a member of Moore Stephens International Limited (“MSHK”) to assume the role of its new principal independent accountants.

During the fiscal years ended December 31, 2008 and 2007 and through November 2, 2009, the Company did not consult with MSHK on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MSHK did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from Bagell Josephs Levine & Company, LLC, dated November 4, 2009 to the Securities and Exchange Commission

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2009

China XD Plastics Company Limited

By:	/s/ Jie Han
Name: Jie Han Title: Chief Executive Officer